SECOND AMENDMENT TO FORBEARANCE AGREEMENT

OLD NATIONAL BANK, a national banking association (the "Bank"), OBSIDIAN LEASING COMPANY, INC., an Indiana corporation with an address of 111 Monument Circle, Indianapolis, Indiana, 46204 (the "Borrower"), OBSIDIAN ENTERPRISES, INC., PYRAMID COACH, INC., TIMOTHY S. DURHAM, TERRY WHITESELL, and JULIA WHITESELL (collectively, the "Guarantors") (the Borrower and the Guarantors may from time to time hereinafter be referred to as, the "Obsidian Parties") enter into this Second Amendment to Forbearance Agreement (the "Second Amendment"), dated effective as of July 22, 2005.

RECITALS

A.           The Bank and the Obsidian Parties are parties to, inter alia, that certain Forbearance Agreement effective as of December 1, 2004, as amended by that certain First Amendment to Forbearance Agreement effective as of April 30, 2005 (the "Forbearance Agreement").

B.           The Obsidian Parties have been engaged in efforts to remedy defaults under the Loan Documents for several months. These efforts have been directed at paying off the Obligations.

C.           The Bank and the Obsidian Parties would now like to set forth the terms upon which the Bank is willing to extend the Forbearance Period (as defined in the Forbearance Agreement).

D.           The Bank and the Obsidian Parties desire to execute this Second Amendment to acknowledge their consent to the terms of this Second Amendment and to provide for the amendment of certain of the Loan Documents.

E.            Subject to the terms and conditions of this Second Amendment, the Bank has agreed to extend the Forbearance Period to forbear from enforcing its rights and remedies under the Forbearance Agreement and the Loan Documents.

F.            Upon a default under this Second Amendment, the Bank is entitled to immediately pursue all available legal remedies against the Obsidian Parties, including obtaining a judgment therein.

BASED ON THE FOREGOING RECITALS (which are incorporated as representations, warranties, and covenants of the respective parties, as the case may be), the parties hereto agree as follows:

TERMS AND CONDITIONS

1.            Effect of this Second Amendment to the Forbearance Agreement. This Second Amendment shall not change, modify, amend, or revise the terms, conditions, and provisions of the Forbearance Agreement and the Loan Documents, the terms and provisions of which are incorporated herein by reference, except as expressly provided herein. This Second Amendment is not intended to be nor shall it constitute a novation or accord and satisfaction of the outstanding instruments by and between the parties hereto. The Bank and the Obsidian Parties agree that, except as expressly provided herein, all terms and conditions of the Forbearance Agreement and the Loan Documents shall remain and continue in full force and effect. The Obsidian Parties acknowledge and agree that the indebtedness under the Forbearance Agreement and the Loan Documents remains outstanding and is not extinguished, paid, or retired by this Second Amendment, or by any other agreements between the parties hereto prior to the date hereof, and that the Obsidian Parties are and continue to be fully liable for all obligations to the Bank contemplated by or arising out of the Forbearance Agreement or the Loan Documents. The recitals appearing above are incorporated herein by reference and made a part hereof. All defined terms used herein not specifically defined herein shall have the respective meanings set forth in the Forbearance Agreement or the Loan Documents.

2.            Amendment of the Forbearance Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 herein, Section 1 of the Forbearance Agreement is amended and replaced as follows:

1.            Forbearance. The Bank agrees to forbear from enforcing its rights and remedies based on the Defaults through 5:00 P.M. (Terre Haute, Indiana time) on August 31, 2005 (the "Forbearance Period") subject to the following conditions.

3.            Conditions Precedent. This Second Amendment shall become and be deemed effective in accordance with its terms immediately upon the Bank receiving:

(a)          Two (2) copies of this Second Amendment duly executed by the Bank and the Obsidian Parties.

(b)	Such other documents and items as the Bank may reasonably request.

4.            Representations and Warranties of the Obsidian Parties. The Obsidian Parties hereby represent and warrant, in addition to any other representations and warranties contained herein, in the Loan Documents, or any other document, writing, or statement delivered or mailed to the Bank or its agent by the Obsidian Parties, as follows:

(a)          This Second Amendment constitutes a legal, valid, and binding obligation of the Obsidian Parties enforceable in accordance with its terms. The Obsidian Parties have taken all necessary and appropriate corporate action for the approval of this Second Amendment and the authorization of the execution, delivery, and performance thereof.

(b)          The Obsidian Parties hereby specifically confirm and ratify the obligations, waivers, and consents under each of the Loan Documents.

(c)          Except as specifically amended herein, all representations, warranties, and other assertions of fact contained in the Loan Documents continue to be true, accurate, and complete.

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(d)          The Obsidian Parties acknowledge that the definition of "Loan Documents" shall include this Second Amendment, the Forbearance Agreement, and all the documents executed in conjunction therewith.

5.            Due Date/No Further Forbearance Implied. THE OBSIDIAN PARTIES ACKNOWLEDGE THAT NOTWITHSTANDING ANYTHING IN THE LOAN DOCUMENTS TO THE CONTRARY, AND WITHOUT FURTHER DEMAND OR ACTION BY THE BANK, ALL OF THE OBLIGATIONS WILL BE DUE AND PAYABLE ON THE EARLIER OF A DEFAULT OR 5:00 P.M. (TERRE HAUTE, INDIANA TIME) ON AUGUST 31, 2005. The Obsidian Parties also acknowledge that the Bank has no obligation to extend the term of the Forbearance Period or forbear from enforcing its rights and remedies after the Forbearance Period and nothing contained herein is intended to be a promise or agreement to extend the term of the Forbearance Period beyond August 31, 2005.

6.            Release and Covenant Not to Sue. In consideration of the agreements and understandings in this Second Amendment, the Obsidian Parties, their respective employees, officers, agents, executors, heirs, successors, and assigns, jointly and severally, hereby release the Bank, its employees, officers, participants, agents, affiliates, subsidiaries, successors, and assigns from any claim, right, or cause of action which now exists, or hereafter arises from or in any way related to facts in existence as of the date hereof, whether known or unknown. By way of example and not limitation, the foregoing includes any claims in any way related to the Loan Documents and the business relationship with the Bank.

Each of the Obsidian Parties hereby covenant that it will refrain from commencing any action or suit or prosecuting any action or suit, in law or in equity, against the Bank, its employees, officers, agents, participants, affiliates, subsidiaries, successors, and assigns, on account of any claim, action, or cause of action which now exists or which may hereafter accrue in the Obsidian Parties' favor based upon facts existing as of the date of this Second Amendment. In addition to the other liability which shall accrue upon the breach of this covenant, the breaching party shall be liable to the Bank for all reasonable attorneys' fees and costs incurred by the Bank in the defense of such action or suit.

7.            Reservation of Rights/No Waivers. Notwithstanding anything to the contrary in this Second Amendment, all of the Bank's rights and remedies against the Obsidian Parties, the Collateral, and/or any other collateral security granted or given to the Bank are expressly reserved, including, without limitation, rights and remedies resulting from the Defaults. Likewise, nothing herein shall be deemed to constitute a waiver of any Defaults existing as of the date hereof.

8.            Authority/Counterparts. All parties executing this Second Amendment in a representative capacity warrant that they have authority to execute this Second Amendment and legally bind the entity they represent. This Second Amendment may be executed in the original or by facsimile in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures were upon the same instrument.

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9.            Entire Agreement, Etc. This Second Amendment constitutes the entire understanding of the parties and may only be modified or amended by a writing signed by the party against whom enforcement is sought. This Second Amendment is governed by Indiana law and may be executed in counterparts, and facsimile copies of signatures shall be treated as original signatures for all purposes. This Second Amendment is binding on the Obsidian Parties and their respective heirs, representatives, successors, and assigns and shall inure to the benefit of the Bank and its successors and assigns.

Executed as of the day and year first written above.

OLD NATIONAL BANK

By:  /s/  Andrew J. Sutherland
Andrew J. Sutherland, Vice President

OBSIDIAN LEASING COMPANY, INC.

By:  /s/  Timothy S. Durham
Printed:  Timothy S. Durham
Title:  Chairman

OBSIDIAN ENTERPRISES COMPANY, INC.

By:  /s/  Timothy S. Durham
Printed:  Timothy S. Durham
Title:  Chairman

PYRAMID COACH, INC.

By:  /s/  Timothy S. Durham
Printed:  Timothy S. Durham
Title:  Chairman
/s/ Timothy Durham Timothy S. Durham /s/ Terry Whitesell Terry Whitesell /s/ Julia Whitesell Julia Whitesell